UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment no.   )

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QuinStreet, Inc.

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www.investorvote.com/QNST Step 1: Go to www.investorvote.com/QNST. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Vote by Internet ? Go to www.investorvote.com/QNST ? Or scan the QR code with your smartphone ? Follow the steps outlined on the secure website Stockholder Meeting Notice 02WIFA + + Important Notice Regarding the Availability of Proxy Materials for the QuinStreet, Inc. Annual Meeting of Stockholders to be Held on October 24, 2018 Pursuant to the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the proxy materials and to vote online or to request a copy of the proxy materials. The items to be voted on and the location of the Annual Meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: : Easy Online Access ? A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials ? If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy of the proxy materials. Please make your request for a copy of the proxy materials as instructed on the reverse side of this notice on or before October 15, 2018 to facilitate timely delivery. .. IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

Stockholder Meeting Notice QuinStreet, Inc.'s Annual Meeting of Stockholders will be held on October 24, 2018 at Metro Tower, 950 Tower Lane, Suite 950, Foster City, CA 94404, at 10:00 A.M. local time. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends that you vote FOR the director nominee and FOR Proposals 2 and 3. 1. Election of Director. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as QuinStreet, Inc.'s independent registered public accounting firm for the fiscal year ending June 30, 2019. 3. Approval, by advisory vote, of the compensation awarded to QuinStreet, Inc.'s named executive officers. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 02WIFA FROM SAN JOSE: Take 101 northbound. Take the Hillsdale Blvd exit. Make a right onto Hillsdale Blvd. Make a left onto Edgewater Blvd. Make a right onto Metro Center Blvd. Make a right onto Vintage Park Dr. Make a right onto Tower Ln. Make a left onto W Parkway Ln. Enter Metro Tower parking lot. FROM SAN FRANCISCO: Take 101 southbound. Take the Fashion Island Blvd exit toward Hayward. Make a left onto Fashion Island Blvd. Make a right onto Mariners Island Blvd. Continue onto Edgewater Blvd. Make a left onto Metro Center Blvd. Make a right onto Vintage Park Dr. Make a right onto Tower Ln. Make a left onto W Parkway Ln. Enter Metro Tower parking lot. Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. g Internet - Go to www.investorvote.com/QNST. Follow the instructions to log in and order an email or paper copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the current meeting materials by mail. You can also submit a preference to receive a paper copy for future meetings. g Email - Send email to investorvote@computershare.com with "Proxy Materials QuinStreet, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of the current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by October 15, 2018. Directions to the QuinStreet, Inc. 2018 Annual Meeting of Stockholders Metro Tower 950 Tower Lane, Suite 950, Foster City, California 94404 .